SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 16, 2002


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


United States                   333-32591                     58-1897792
-------------                   ---------                     ----------
(State or other                (Commission                   (IRS Employer
jurisdiction                    File No.)                  Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                      30144
---------------------------------------------                      -----
(Address of principal executive offices)                         (Zip Code)

    Registrant's telephone number, including area code: 770-423-7900

Item 5           Other Events.
                 -------------
                 The Certificateholders Statement for the month of November 2002 was distributed to the Series 1997-2 Certificateholders on December 16, 2002.



Item 7(c).       Exhibits.
                 ---------
                 The  following  is filed as an  exhibit  to this  report  under
                 Exhibit 99:


99.1             Series  1997-2  Certificateholders  Statement  for the month of
                 November 2002.








                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FNANB CREDIT CARD
                                            MASTER TRUST


                                            By:      FIRST NORTH AMERICAN
                                                     NATIONAL BANK, as
                                                      Servicer




                                            By:      /s/ Philip J. Dunn
                                                     ------------------
                                                     Philip J. Dunn
                                                     Vice President





Date:  December 16, 2002









                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549








                                    EXHIBITS
                                       TO
                                    FORM 8-K


                             FNANB CARD MASTER TRUST







                                INDEX TO EXHIBITS




Exhibit
Number                          Exhibit


99.1             Series  1997-2  Certificateholders  Statement  for the month of
                 November 2002.